                                                                    EXHIBIT 99.2

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

In re: Lason Systems, Inc.                                Case No.: 01-11491

                                                     Reporting Period: May, 2002

                                                                           CURRENT                       CUMULATIVE
                                                                           -------                       ----------
Cash - Beginning of the Month                                             $23,189,984.15               13,293,608.30

Receipts                                                                  Operating
Accounts Receivable                                                       $22,411,750.01             $158,557,961.49
Postage                                                                    $3,217,289.00              $20,857,929.15
Sale of Assets                                                             $6,978,581.00               $7,418,695.71


Total Receipts                                                            $32,607,620.01             $186,834,586.35

Disbursements
Net Payroll                                                               $10,511,283.74              $67,957,899.95
Building Rent                                                                $872,276.36               $5,182,937.15
Trade Payables                                                            $11,465,771.55              $72,201,011.34
Postage                                                                    $3,684,220.25              $25,522,293.95
Total Disbursements                                                       $26,533,551.90             $170,864,142.39

Net Cash Flow                                                              $6,074,068.11              $15,970,443.96

Corporate Cash accounts                                                   $29,264,052.26              $29,264,052.26
Other Cash Accounts
Other local cash accounts                                                    $284,528.29                 $284,528.29
Petty cash accounts                                                           $29,622.12                  $29,622.12
Total Other Accounts                                                         $314,150.41                 $314,150.41

GRAND TOTAL CASH ACCOUNTS                                                 $29,578,202.67              $29,578,202.67

* Above information includes receipts and disbursements for MR Technologies, Inc. Disbursements related to MR Technologies, Inc. for the month and cumulative are $241,722.28 and 1,039,631.6 respectively.

Debtor:  Lason Systems, Inc.                      Case No: 01-11491
                                                  Reporting Period:    May, 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                   CUMULATIVE FILING TO
REVENUES                                                                            MONTH                   DATE
Gross Revenues                                                                   17,939,806             136,349,683
Non-Debtor Net Intercompany                                                        -164,510                 212,535
Less:  Returns and Allowances                                                      -365,222              -3,975,381
Net Revenue                                                                      17,410,074             132,586,837
COST OF GOODS SOLD
Beginning Inventory                                                               5,721,562               6,709,434
Add:  Purchases                                                                   1,839,048              18,438,653
Add:  Cost of Labor                                                               6,327,755              46,585,744
Add:  Other Direct Costs (attach schedule)                                        4,258,124              35,744,216
Less:  Ending Inventory                                                           4,886,441               5,721,562
Cost of Goods Sold                                                               13,260,047             102,591,606
Gross Profits                                                                     4,150,027              29,995,231
OPERATING EXPENSES
Advertising                                                                          27,795                 188,063
Auto and Truck Expense                                                                3,661                  38,887
Bad Debts                                                                             5,632                  68,340
Contributions                                                                             0                       0
Employee Benefits Programs                                                          107,174                 845,654
Insider Compensation*                                                                     0                       0
Insurance                                                                           107,235                 683,599
Management Fees/Bonuses                                                             148,099                 756,096
Office Expense                                                                      125,319                 762,153
Pension & Profit Sharing Plans                                                       24,371                  63,076
Repairs and Maintenance                                                             106,748                 765,135
Rent and Lease Expense                                                              146,118               1,243,710
Salaries/Commissions/Fees                                                         2,813,001              20,147,007
Supplies                                                                              1,088                  14,011
Taxes - Payroll                                                                     200,741               1,558,062
Taxes - Real Estate                                                                  24,089                 250,590
Taxes - Other                                                                        11,087                 208,000
Travel and Entertainment                                                            203,276               1,330,404
Utilities                                                                           235,294               1,662,378
Other (attach schedule)                                                            -123,394              20,763,678
Total Operating Expenses Before Depreciation                                      4,167,333              51,348,843
Depreciation/Depletion/Amortization                                                 221,671               2,094,847
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                                   -238,977             -23,448,459
OTHER INCOME AND EXPENSES
Other income (attach schedule)                                                       30,367                 189,466
Interest Expense                                                                    -25,710                  80,829
Other Expense (attach schedule)                                                      26,335                 -61,302
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                                      -269,969             -23,657,452
REORGANIZATION ITEMS
Professional Fees                                                                   547,230               4,283,778
U.S. Trustee Quarterly Fees                                                               0                       0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)              0                       0
(Gain) Loss from Sale of Equipment/Unit                                           4,170,660              11,236,168
Other Reorganization Expenses (attach schedule)                                           0                       0
Total Reorganization Expenses                                                     4,717,890              15,519,946
Income Taxes                                                                     -1,418,597              -1,036,830
NET PROFIT (LOSS)                                                                -3,569,262             -38,140,568

Debtor:  Lason Systems, Inc.                       Case #:   01-11491
                                                   Reporting Period:   May, 2002

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                                                                                CUMULATIVE FILING TO
BREAKDOWN OF "OTHER" CATEGORY                                                       MONTH                DATE
OTHER DIRECT COSTS
Purchased Services                                                              1,303,436.89          9,346,771.55
Postage, Delivery, & Pass through Accounts                                        (94,797.06)           411,645.96
Leasing and Maintenance Expenses                                                  834,539.98          8,165,333.14
Building Expenses                                                                 673,389.65          5,882,576.19
Telecommunications Expense                                                        237,169.87          1,476,972.97
Other Expenses                                                                    491,162.43          3,726,732.67
Depreciation                                                                      813,222.10          6,734,183.38
  TOTAL OTHER DIRECT COSTS                                                      4,258,123.86         35,744,215.86
OTHER OPERATIONAL EXPENSES
Other Expenses Net                                                               (123,393.51)        20,763,678.62







  TOTAL OTHER OPERATIONAL EXPENSES                                               (123,393.51)        20,763,678.62
OTHER INCOME
9100 Interest Income                                                               30,366.87            189,465.02

OTHER EXPENSES
9300 Bank Charges                                                                  26,334.52            180,216.71
9450 Compensatory Option Expense                                                        0.00           (241,519.32)
  TOTAL OTHER EXPENSES                                                             26,334.52            (61,302.61)
OTHER REORGANIZATION EXPENSES

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re: Lason Systems, Inc.                                      Case No.01-11491
                                                    Reporting Period:  May, 2002
                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.

                     ASSETS                                                BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                                                         CURRENT REPORTING MONTH                 DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                29,603,168                     3,495,524
Restricted Cash and Cash Equivalents (see continuation sheet)                                                           -
Accounts Receivable (Net)                                                        37,186,192                    54,708,454
Notes Receivable
Inventories                                                                       4,886,441                     6,709,432
Prepaid Expenses                                                                  4,775,758                     8,993,104
Professional Retainers                                                              197,786                       365,402
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                             76,649,345                    74,271,916
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                      558,375                       562,375
Machinery and Equipment                                                          51,554,392                    74,876,826
Furniture, Fixtures and Office Equipment                                          4,613,774                     4,152,557
Leasehold Improvements                                                            6,219,497                    13,028,797
Vehicles                                                                            873,885                     1,064,959
Less Accumulated Depreciation                                                    43,698,027                    55,563,994
TOTAL PROPERTY & EQUIPMENT                                                       20,121,896                    38,121,520
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                  (74,870,704)                  (38,468,283)
TOTAL OTHER ASSETS                                                              (74,870,704)                  (38,468,283)

TOTAL ASSETS                                                                     21,900,537                    73,925,153


        LIABILITIES AND OWNER EQUITY                                      BOOK VALUE AT END OF         BOOK VALUE ON PETITION
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)                     CURRENT REPORTING MONTH                 DATE
Accounts Payable                                                                  5,268,136
Taxes Payable (refer to FORM MOR-4)                                                 130,176                             -
Wages Payable                                                                     3,878,225                     1,292,793
Notes Payable                                                                        19,491                       250,685
Rent / Leases - Building/Equipment                                                1,421,200
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)                                 16,736,053                    24,909,048
TOTAL POSTPETITION LIABILITIES                                                   27,453,281                    26,452,526
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt                                                                    221,277,923                   255,004,233
Priority Debt
Unsecured Debt                                                                   76,430,466                    57,574,975
TOTAL PRE-PETITION LIABILITIES                                                  302,042,573                   316,913,389

TOTAL LIABILITIES                                                               329,495,854                   343,365,915
OWNER EQUITY
Capital Stock                                                                       130,100                       130,100
Additional Paid-In Capital                                                      203,669,686                   203,678,894
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                               (473,249,756)                 (473,249,756)
Retained Earnings - Postpetition                                                (38,145,347)
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                               (307,595,317)                 (269,440,762)
TOTAL LIABILITIES AND OWNERS' EQUITY                                             21,900,537                    73,925,153
                                                                                         (0)                            0


In re: Lason Systems, Inc.                                      Case No.01-11491
                                                    Reporting Period:  May, 2002

                       BALANCE SHEET - CONTINUATION SHEET

                     ASSETS                                                BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                                                         CURRENT REPORTING MONTH                 DATE
Other Current Assets




Other Assets
AR Postage                                                                            12,790                        43,446
Value Added Receivable                                                                12,342                       158,123
AR Miscellaneous                                                                   3,413,066                      (546,316)
Advances to Employees                                                                 52,182                        39,926
Investment in Canada/MR/Services/Holdings/PMC                                   (223,543,471)                  (62,270,151)
Due to/from Canada/MR Services/Holdings/PMC                                       26,871,312                  (137,821,548)
Due to/from other subsidiaries                                                    31,196,975                    27,826,545
Intercompany transfers/transactions                                                 (169,492)                     (236,696)
Intangible Assets - net                                                           87,283,592                   134,338,389
                                                                                 (74,870,704)                  (38,468,283)
          LIABILITIES AND OWNER EQUITY
                                                                           BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                                                         CURRENT REPORTING MONTH                 DATE

Other Postpetition Liabilities

Postage Deposits                                                                   3,581,587                     3,465,355
Customer Deposits                                                                     78,883                     1,196,711
Accrued Expenses                                                                   3,040,834                     4,631,697
Accrued Benefits                                                                   1,587,331                     2,074,036
Accrued Copier                                                                       111,485                       287,729
PRG liability                                                                                                      170,164
Accrued Insurance                                                                    229,617                     1,041,341
Accrued Retention & Bonus                                                          2,288,805                     3,276,688
Restructuring Reserve                                                                      -                     3,560,649
Employee Flex spending/metlife/hyatt                                                  54,416                        47,777
Deferred Revenue                                                                   3,142,867                     3,987,642
Deferred Acquistion payable                                                                                       (186,355)
Accrued Tax Audits                                                                   529,325                             -
Unvouched Payables                                                                   505,722                     1,355,614
Accrued Professional Services                                                      1,585,181                             -


                                                                                  16,736,053                    24,909,048
Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)



Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.